UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  May  26,  2004

                         Amanasu Environment Corporation
             (Exact name of registrant as specified in its chapter)

            Nevada                       0-32905         98-0347883
         (State or other jurisdiction  (Commission     (IRS Employer
           of incorporation)            File Number)  Identification No.)

               701 Fifth Avenue, 42nd Floor, Seattle, WA     98109
             (Address of principal executive offices)     (Zip Code)


Registrant's  telephone  number,  including  area  code:  206-262-8188

           __________________________________________________________
          (Former name or former address, if changed since last report)

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ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS

On  May  26,  2004,  Takashi  Yamaguchi  resigned  as a director of the Company.

The resignation of Mr. Yamaguchi is owing to personal reasons and is not as a result from any disagreements with the Company on any matter relating to the Company's operations, policies or practices.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  statements  of  businesses  acquired
        None

(b)     Pro  forma  financial  information
        None

(c)     Exhibits
        99.1 Minutes of meeting approving Mr. Sakagami's resignation as a director of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Amanasu  Environment  Corporation

                              By:/s/  Atsushi  Maki
                              Atsushi  Maki,  President
                              Date:  May  31,  2004